Exhibit 23.1


                      Consent of Clyde D. Thomas & Company



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                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and the reference to our firm under the heading "Experts" in the Prospectus.




                                          /s/ Clyde D. Thomas
                                          -------------------------------
                                          CLYDE D. THOMAS & COMPANY
                                          Certified Public Accountants


April 26, 1999
Pasadena, Texas